EXHIBIT 10.21

                     FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND MASTER PROMISSORY NOTE, BOTH DATED AS OF DECEMBER 15, 1995, WITH THE COMPANY'S LENDER.



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    FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND MASTER PROMISSORY NOTE,
         BOTH DATED AS OF DECEMBER 15, 1995, WITH THE COMPANY'S LENDER.

         THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Fifth Amendment"), made and entered into this 15th day of December, 1995, by and between:

                        ALL AMERICAN SEMICONDUCTOR, INC.,
                             a Delaware corporation

                             16115 N.W. 52nd Avenue
                              Miami, Florida 33014

                     (hereinafter referred to as "BORROWER")

                                     - and -

                  SUNTRUST BANK, MIAMI, N.A., formerly known as
                      SUN BANK/MIAMI, NATIONAL ASSOCIATION

                               777 Brickell Avenue
                              Miami, Florida 33131

                       (hereinafter referred to as "BANK")

                                R E C I T A L S:

         A. On December 29, 1992, BORROWER and BANK entered into a Revolving Credit Agreement (the "Credit Agreement"), establishing a revolving line of credit (the "Revolving Line") by BANK in favor of BORROWER, and secured by, inter alia, a Stock Pledge Agreement (the "Pledge Agreement") between BORROWER and BANK of even date with the Credit Agreement.

         B. On May 27, 1993, BORROWER and BANK entered into a letter agreement (the "First Amendment") modifying certain terms of the Credit Agreement (most of which were on an interim basis).

         C. On July 19, 1993, BORROWER and BANK entered into the Second Amendment to Revolving Credit Agreement and First Amendment to Stock Pledge Agreement (the "Second Amendment") (1) increasing the Revolving Line to a maximum principal amount of TWENTY MILLION DOLLARS ($20,000,000.00), (2) providing for a conditional reduction to one of the interest rates which may apply to the Revolving Line, and (3) increasing the sublimit applicable to inventory advances.

         D. On August 4, 1994, BORROWER and BANK entered into the Third Amendment to Revolving Credit Agreement (the "Third Amendment") (1) increasing the Revolving Line to a maximum principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS

($25,000,000.00), (2) extending the Revolving Line Termination Date to May 31, 1997, (3) making available to BORROWER an interest rate option based upon the London InterBank Offered Rate, (4) eliminating the Borrowing Base limitation applicable to the Revolving Line, and (5) modifying certain covenants under the Agreement.

         E. On March 28, 1995, BORROWER and BANK entered into the Fourth Amendment to Revolving Credit Agreement (the "Fourth Amendment") (1) increasing the Revolving Line to a maximum principal amount of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00), and (2) establishing a FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) sublimit within the Revolving Line for the issuance of standby letters of credit for the account of BORROWER.

         F. The OBLIGORS (as defined in the Credit Agreement) have requested that BANK increase the Revolving Line to a maximum principal amount of FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00), and BANK is agreeable to same, subject to the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants of the parties hereto, and for other good and valuable consideration, it is agreed as follows:

         1. The foregoing statements are true and correct and are incorporated herein as if set forth in full.

         2. Unless otherwise defined herein, all terms used herein shall have the definitions specified in the Credit Agreement, as modified by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment; all references hereinafter made to the Credit Agreement to include the modifications thereto effectuated pursuant to the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment.

         3. The OBLIGORS each confirm and acknowledge that, as of the date hereof, the balance due BANK under the Revolving Line is the principal amount of $25,981,338.05 plus accrued interest since the date last paid, all free and clear of any defense, set-off or counterclaim.

         4. The Credit Agreement is hereby modified as follows (all references to Sections or Subsections being the applicable Sections or Subsections of the Credit Agreement):

                  (a) In Subsection 1.1, the following definition is substituted for the definition of "Revolving Line Termination Date": May 31, 1997, as to THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00) of the Revolving Line, and June 30, 1996 as to the

                                        2

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                           remaining TEN MILLION AND NO/100 DOLLARS
                           ($10,000,000.00) of the Revolving Line.

                  (b) The Revolving Line amount, as specified in Subsection 2.1, is hereby increased to the principal sum of FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00), reducing to THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00) on June 30, 1996.

                  (c)      The "Revolving Line Note" referenced in
                           Subsection 2.3 shall hereafter refer to a similar Master Promissory Note of BORROWER in the principal amount of FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00), in lieu of any previously executed promissory note(s).

                  (d) On February 28, 1996, the interest rates applicable to the Revolving Line pursuant to Subsection 2.4 shall each be increased by one-half of one percent (1/2%) unless, on or before that date, BANK has been provided with satisfactory written evidence, from the applicable underwriter or placement agent, of a commitment for a private placement of not less than FIFTEEN MILLION DOLLARS ($15,000,000.00) of Subordinated Debt. Such Subordinated Debt may be secured by a junior lien on the Collateral, provided that BANK is furnished with a hold-harmless agreement from such debt-holders, holding BANK harmless from any and all claims, damages and losses which such debt-holders may incur pertaining to or resulting from BANK's disposition of the Collateral, and otherwise in form and substance satisfactory to BANK.

                  (e) The dollar amount specified in Subsection 2.10 is increased to FORTY-FIVE MILLION AND NO/100
                            DOLLARS ($45,000,000.00).

         5. Each and every reference to the Credit Agreement in the other Loan Documents shall be deemed to refer to the Credit Agreement, as modified by this Fifth Amendment and the prior four amendments.

         6. The obligation of BANK to hereafter make any Advance(s) under the Facility is subject to satisfactory compliance with conditions precedent requiring that BANK shall have received from the OBLIGORS, in connection with the execution of this Fifth Amendment:

                  (a) a Secretary's certificate, dated as of the date of this Fifth Amendment, certifying as to resolutions

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                           of the Board of Directors of BORROWER, authorizing
                           the execution, delivery and performance of this Fifth Amendment, the borrowings under the Revolving Line, as hereby amended, and the execution and delivery to BANK of the promissory note specified in Subsection 2.3, as modified by the terms of this Fifth Amendment, and the full force and effect of such resolutions on the date of this Fifth Amendment;

                  (b) the original promissory note which must be executed pursuant to the terms of this Fifth Amendment, duly executed by BORROWER;

                  (c) current certificates of good standing for each of the OBLIGORS from the appropriate governmental officials of their respective jurisdictions of incorporation;

                  (d) the written opinion of counsel for the OBLIGORS, addressed to BANK, confirming that each of the OBLIGORS is duly organized, validly existing and in good standing in the state of its incorporation and qualified to do business in each state in which it does business, that the parties signing this Fifth Amendment and the related promissory note are each duly authorized to do so and that such documents, instruments and agreements, when executed and delivered to BANK, will be, and the Credit Agreement and related documents, instruments and agreements previously executed and delivered to BANK continue to be, valid and binding obligations of the OBLIGORS, enforceable according to their respective terms; and

                  (e) such additional documents, instruments and agreements as are required hereunder as well as those which BANK or its counsel may reasonably request.

         7. As partial consideration for BANK increasing the principal amount of the Revolving Line, as provided above, BANK has fully earned a nonrefundable commitment/facility fee in the amount of FOUR THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($4,500.00), which shall be paid to BANK simultaneously with the execution of this Fifth Amendment, irrespective of any actual further funding under the Facility.

         8. Each of the OBLIGORS represents and warrants to BANK that, except as has been otherwise disclosed to BANK in writing, the representations and warranties contained in the Credit Agreement and all related loan documentation are true and correct on and as of the date hereof (with the same force and effect as if made on and as of the date hereof) and with respect to this Fifth Amendment and the related documentation referenced herein. Specifically, each of the OBLIGORS existing as of August 19, 1994, represents and warrants that its Certificate or Articles of Incorporation and Bylaws were not amended on or subsequent to said date.

         9. Each of the OBLIGORS acknowledges and confirms that the Security Agreement, the Pledge Agreement and all Collateral furnished in connection with the Credit Agreement continue to secure the obligations and Indebtedness thereunder, as hereby modified.

         10. BORROWER shall pay all out-of-pocket expenses incurred by BANK in connection with the preparation for and closing of the transaction contemplated under this Fifth Amendment, including, without limitation, the fees and expenses of special counsel for BANK. In addition, BORROWER shall pay any and all taxes and fees, including, without limitation, documentary stamp taxes, now or hereafter required in connection with the execution and delivery of the Credit Agreement, as hereby amended, and all related documents, instruments and agreements, including, without limitation, the promissory note above-referenced.

         11. Except as expressly modified herein, all terms and provisions of the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection with the Credit Agreement, shall remain unchanged and in full force and effect. No consent of BANK hereunder shall operate as a waiver or continuing consent with respect to any instance or event other than those specified herein.

         12. All covenants, agreements, representations and warranties contained herein shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, except that BORROWER shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of BANK.

         13. BANK AND THE OBLIGORS EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FIFTH AMENDMENT OR THE CREDIT AGREEMENT AND ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THIS FIFTH AMENDMENT.

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

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment the day and year first above written.

                                                  BORROWER:

(CORPORATE SEAL)                                  ALL AMERICAN SEMICONDUCTOR,
                                                  INC., a Delaware corporation

                                                  By: /s/ PAUL GOLDBERG
                                                      --------------------------
                                                      Paul Goldberg,
                                                      Chief Executive Officer

                                                  BANK:

                                                  SUNTRUST BANK, MIAMI, N.A.

                                                  By: /s/ JERRY D. WEISMAN
                                                      --------------------------
                                                      Jerry D. Weisman
                                                      Senior Vice President

STATE OF NEW YORK                                     )
                                                      )  ss.:
COUNTY OF NASSAU                                      )

        On this 15th day of December, 1995, before me personally came Paul Goldberg, to me known, who stated that (s)he is the Chief Executive Officer of ALL AMERICAN SEMICONDUCTOR, INC., the corporation described in and which executed the foregoing instrument; and that (s)he signed his (her) name thereto by order of the Board of Directors of said corporation.

[ ] Personally known
[X] Provided Drivers License
[ ] Provided             as identification.

                                              /s/ LAURA M. EHRHARDT
                                              ----------------------------------
                                              Notary Public - State of New York
                                              Print Name: LAURA M. EHRHARDT
                                              Commission No.:  O1EH5019548
                                              Expiration: OCTOBER 25, 1997

STATE OF NEW YORK                                     )
                                                      )  ss.:
COUNTY OF   NASSAU                                    )

         On this 15th day of December, 1995, before me personally came Jerry D. Weisman, to me known, who stated that (s)he is the Senior Vice President of SUNTRUST BANK, MIAMI, N.A., and that (s)he is authorized to execute this instrument on behalf of said financial institution.

[ ] Personally known
[X] Provided Drivers License
[ ] Provided              as identification.

                                              /s/ LAURA M. EHRHARDT
                                              ----------------------------------
                                              Notary Public - State of New York
                                              Print Name: LAURA M. EHRHARDT
                                              Commission No.:  O1EH5019548
                                              Expiration: OCTOBER 25, 1997

                                     JOINDER

         Each of the undersigned: (1) acknowledges and confirms that BANK's loans, advances and credit to BORROWER have been, are and will continue to be of direct economic benefit to the undersigned, (2) consents to all terms and provisions of the Fifth Amendment which are applicable to them, and agrees to be bound by and comply with such terms and provisions, and (3) acknowledges and confirms that their guaranties in favor of BANK executed pursuant to the terms of the Credit Agreement are each valid and binding and remain in full force and effect in accordance with their respective terms (without defense, setoff or counterclaim against enforcement thereof), which include, without limitation, their guarantees in connection with the Credit Agreement, as modified by the Fifth Amendment.

ALL AMERICAN TRANSISTOR OF              ALL AMERICAN SEMICONDUCTOR-
CALIFORNIA, INC., a California          NORTHERN CALIFORNIA, INC., a
corporation                             California corporation

By: /s/ PAUL GOLDBERG                   By: /s/ PAUL GOLDBERG
   -------------------------------         -------------------------------------
   Paul Goldberg, Chief                    Paul Goldberg, Chief
   Executive Officer                       Executive Officer

ALL AMERICAN SEMICONDUCTOR OF           ALL AMERICAN SEMICONDUCTOR OF
MINNESOTA, INC., a Minnesota            TEXAS, INC., a Texas corporation
corporation

By: /s/ PAUL GOLDBERG                   By: /s/ PAUL GOLDBERG
   -------------------------------         -------------------------------------
   Paul Goldberg, Chief                    Paul Goldberg, Chief
   Executive Officer                       Executive Officer

ALL AMERICAN SEMICONDUCTOR OF           ALL AMERICAN SEMICONDUCTOR OF
MASSACHUSETTS, INC., a Massachusetts    FLORIDA, INC., a Florida corporation
corporation

By: /s/ PAUL GOLDBERG                   By: /s/ PAUL GOLDBERG
   -------------------------------         -------------------------------------
   Paul Goldberg, Chief                    Paul Goldberg, Chief
   Executive Officer                       Executive Officer


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ALL AMERICAN SEMICONDUCTOR OF
NEW YORK, INC., a New York              PALM ELECTRONICS MANUFACTURING
corporation, f/k/a                      CORP., a Florida corporation
QAR INDUSTRIAL ELECTRONIC
SALES, INC.,

By: /s/ PAUL GOLDBERG                   By: /s/ PAUL GOLDBERG
   -------------------------------         -------------------------------------
   Paul Goldberg, Chief                    Paul Goldberg, Chief
   Executive Officer                       Executive Officer

ALL AMERICAN TECHNOLOGIES,               ALL AMERICAN SEMICONDUCTOR OF
INC., a Florida corporation              SALT LAKE, INC., a Utah corporation

By: /s/ PAUL GOLDBERG                    By: /s/ PAUL GOLDBERG
   -------------------------------         -------------------------------------
   Paul Goldberg, Chief                    Paul Goldberg, Chief
   Executive Officer                       Executive Officer

ALL AMERICAN SEMICONDUCTOR OF            ALL AMERICAN SEMICONDUCTOR OF
HUNTSVILLE, INC., an Alabama             ROCKVILLE, INC., a Maryland
corporation                              corporation

By: /s/ PAUL GOLDBERG                    By: /s/ PAUL GOLDBERG
   -------------------------------         -------------------------------------
   Paul Goldberg, Chief                    Paul Goldberg, Chief
   Executive Officer                       Executive Officer

ALL AMERICAN SEMICONDUCTOR OF            ALL AMERICAN SEMICONDUCTOR OF
CHICAGO, INC., an Illinois               PORTLAND, INC., an Oregon
corporation                              corporation

By: /s/ PAUL GOLDBERG                    By: /s/ PAUL GOLDBERG
   -------------------------------         -------------------------------------
   Paul Goldberg, Chief                    Paul Goldberg, Chief
   Executive Officer                       Executive Officer

ALL AMERICAN SEMICONDUCTOR OF
PHILADELPHIA, INC., a New                ALL AMERICAN ADDED VALUE,
Jersey corporation                       INC., a California corporation

By: /s/ PAUL GOLDBERG                    By: /s/ PAUL GOLDBERG
   -------------------------------         -------------------------------------
   Paul Goldberg, Chief                    Paul Goldberg, Chief
   Executive Officer                       Executive Officer


ACCESS MICRO TECHNOLOGIES,               AMERICAN ASSEMBLIES & DESIGN,
INC., a Delaware corporation             INC., an Illinois corporation

By: /s/ PAUL GOLDBERG                    By: /s/ PAUL GOLDBERG
   -------------------------------         -------------------------------------
   Paul Goldberg, Chief                    Paul Goldberg, Chief
   Executive Officer                       Executive Officer

ALL AMERICAN A.V.E.D., INC., a
Colorado corporation

By: /s/ PAUL GOLDBERG
   -------------------------------
   Paul Goldberg, Chief
   Executive Officer

                             MASTER PROMISSORY NOTE

$45,000,000.00                                               New York, New York
                                                              December 15, 1995

        FOR VALUE RECEIVED, the undersigned, ALL AMERICAN SEMICONDUCTOR, INC., a Delaware corporation, hereinafter called "MAKER", promises to pay to the order of SUNTRUST BANK, MIAMI, N.A., formerly known as SUN BANK/MIAMI, NATIONAL ASSOCIATION, hereinafter called "BANK", or its successor(s) or assign(s), at its office at 777 Brickell Avenue, Miami, Florida 33131, or at such other address(es) as BANK or any subsequent holder of this Note may designate in writing from time to time, in the manner hereinafter set forth, in immediately available local, collected funds, the principal sum of FORTY-FIVE MILLION AND 00/100 DOLLARS ($45,000,000.00), or so much thereof as may be advanced and outstanding from time to time, together with interest thereon from the date(s) of funding to maturity at the applicable rate(s) as specified in the Credit Agreement (hereinafter defined). All interest shall be computed on a daily basis and calculated on the basis of a three hundred sixty (360) day year.

        This Note constitutes the "Revolving Line Note" described in that certain Revolving Credit Agreement dated December 29, 1992 by and between BANK and MAKER, as amended by that certain letter dated May 27, 1993, that certain Second Amendment to Revolving Credit Agreement and First Amendment to Stock Pledge Agreement dated July 19, 1993, that certain Third Amendment to Revolving Credit Agreement dated August 4, 1994, that certain Fourth Amendment to Revolving Credit Agreement dated March 28, 1995, and that certain Fifth Amendment to Revolving Credit Agreement of even date with this Note (collectively, the "Credit Agreement") and the principal and interest due hereunder shall be payable in accordance with those terms and provisions of the Credit Agreement which are applicable to the Revolving Line Note. This Note shall be deemed to evidence the principal amount outstanding from time to time under the Revolving Line (defined in the Credit Agreement), even though the face amount of this Note may be in excess of such principal amount outstanding from time to time.

        This Note is subject to all terms and provisions of the Credit Agreement, which are hereby incorporated by this reference as though set forth in full herein. In the event of any conflict or inconsistency between the terms and provisions of this Note and those of the Credit Agreement, the terms and provisions of the Credit Agreement shall in all respects govern and control. This Note is secured by the Collateral described in the Credit Agreement.

        Upon the occurrence of an Event of Default (as defined in the Credit Agreement), BANK may, at its option, accelerate maturity, and the unpaid principal balance hereof and all unpaid accrued interest shall thereupon immediately become due and payable without presentment, demand, notice or protest, and BANK shall have the right to set off against this Note all money owed by BANK in any capacity to MAKER and to set off against all other liabilities of MAKER to BANK, all money owed by BANK in any capacity to MAKER. Failure to exercise this option with repsect to any failure or breach shall not constitute a waiver of the right as to any subsequent failure or breach.

        MAKER, as well as any and all endorsers, guarantors, sureties and all other parties liable for the payment of any sum or sums due or to become due under the terms of this Note, waive presentment, protest and demand, and notice of protest, demand and dishonor, and nonpayment of this Note, and consent that the holder hereof shall have the right, without notice, to deal in any way at any time with any party hereto, or to grant any extension or extensions of time for payment of any of said indebtedness or any other indulgences or forbearances whatsoever, or to release any of the security for this Note or any of the guarantors of this Note without in any way affecting the liability of any other party for the payment of this Note.

        MAKER further agrees to pay all costs of collection, including reasonable attorneys' fees (inclusive of any bankruptcy or appellate proceedings), in case the principal of this Note or any interest thereon is not paid when due, whether suit be brought or not.

        No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of such right or any other right under this Note, nor shall any waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. No waiver under or modification of this Note shall be effective unless in writing and signed by the holder of this Note.

        Interest hereunder shall be charged only on the sums advanced from the date of advance to the date of repayment. MAKER does not intend or expect to pay, nor does BANK intend or expect to charge, accept or collect any interest which, when added to any commitment fee or any other charge upon the principal, shall be in excess of the highest lawful rate allowable under the laws of the State of Florida or the United States of America, whichever is higher or unlimited. Should acceleration, prepayment or any other charges upon the principal or any portion thereof result in the computation or earning of interest in excess of the highest lawful rate allowable under the laws of the State of Florida or the United States of America, whichever is higher or unlimited, then any and all such excess is hereby waived and shall be applied against the remaining principal balance, if any, and thereafter refunded to MAKER.

        Except as otherwise specifically provided with respect to the maximum rate of interest hereunder, this Note shall be governed as to validity, interpretation, construction, effect and all other respects by the laws and decisions of the State of Florida.

        The undersigned hereby waives any plea of jurisdiction or venue as not having a place of business in Dade County, Florida, and hereby specifically authorizes any action brought upon the enforcement of this Note by BANK to be instituted and prosecuted in either the Circuit Court of Dade County, Florida, or in the United States District Court for the Southern District of Florida, at the election of BANK.

        All payments made hereunder shall be credited first to accrued interest and then to principal; however, upon the occurrence of an Event of Default, BANK may, in its sole discretion, and in such order as it may choose, apply any payment to interest, principal, and/or lawful charges and expenses then accrued.

        From and after the date of an Event of Default, the principal balance under this Note shall bear interest, from such date until paid, at the Default Rate (as defined in the Credit Agreement).

        This Note is binding upon MAKER and its successors and assigns.

        BANK (BY ACCEPTANCE OF AND FUNDING UNDER THIS NOTE) AND MAKER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ACCEPTING THIS NOTE FROM MAKER AND FOR BANK ENTERING INTO THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT.

                                          ALL AMERICAN SEMICONDUCTOR,
                                          INC., a Delaware corporation

                                           By:   /s/ PAUL GOLDBERG
                                               --------------------------------
                                                     Paul Goldberg
                                               Chief Executive Officer

STATE OF NEW YORK                      )
                                       ) ss.:
COUNTY OF  NASSAU                      )

         The foregoing Master Promissory Note was acknowledged before me this 15th day of December, 1995, by Paul Goldberg, as Chief Executive Officer of ALL AMERICAN SEMICONDUCTOR, INC., [__ to me personally known] [ X having provided DRIVERS LICENSE as identification], who executed same on behalf of said corporation for the purposes therein expressed. An oath [__ was] [ X was not] administered.

                                               /s/ LAURA M. EHRHARDT
                                               ---------------------------------
                                               Notary Public - State of New York
                                               Print Name LAURA M. EHRHARDT
                                               Commission No. O1EH5019548


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